                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of Foote, Cone & Belding Communications, Inc.:

As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference to this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No.'s 33-15126, 33-41128, and 33-48523).

                                       ARTHUR ANDERSEN & CO.

Chicago, Illinois,
March 25, 1994.

                                      57